Right-of-Use Assets and Leases - Schedule of Amounts Recognized in Consolidated Balance Sheets as Lease Liability (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022		Dec. 31, 2021 [1]
Presentation of leases for lessee [abstract]
Non-current	$ 180	$ 245	[1]	$ 26
Current	285	186	[1]	$ 99
Total lease liabilities	$ 465	$ 431

[1]
(i)    The Group elected to change its presentation currency from RMB to USD with effect from January 1, 2023 as described in Note 2 to these consolidated financial statements. The consolidated balance sheets as of January 1, 2022 and December 31, 2022 have been re-presented to reflect the Group's change in presentation currency.